================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 10, 2000
                                                           ------------


                      FIRST USA BANK, NATIONAL ASSOCIATION
                (As Successor to First National Bank of Commerce)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of FIRST NBC CREDIT CARD MASTER TRUST)


                                  United States
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        333-24023                                   51-0269396
  ------------------------             ------------------------------------
  (Commission File Number)             (IRS Employer Identification Number)


201 North Walnut Street, Wilmington, Delaware                     19801
---------------------------------------------                   ---------
(Address of principal executive offices)                        (Zip Code)


               (302) 594-4117
--------------------------------------------------
Registrant's telephone number, including area code


                                       N/A
             -------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)

================================================================================

Item 7.  Financial Statements and Exhibits

         (c) Exhibits.


             Exhibit No.       Document Description
             -----------       --------------------

               (20.1)          Monthly Servicer's Certificate, Series 1997-1

               (20.2)          Monthly Holders' Statement, Series 1997-1

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    First USA Bank, National Association, as Servicer, on behalf of FIRST NBC CREDIT CARD MASTER TRUST,


                                  By:  /s/ Tracie H. Klein
                                       -------------------------------
                                  Name:  Tracie H. Klein
                                  Title: First Vice President


Date: May 15, 2000
      ------------

                                INDEX TO EXHIBITS

                                                                     Sequential
  Exhibit No.    Document Description                                 Page No.
  -----------    --------------------                               -----------

     20.1        Monthly Servicer's Certificate, Series 1997-1         5

     20.2        Monthly Holders' Statement, Series 1997-1            10

                         MONTHLY SERVICER'S CERTIFICATE
                              First USA Bank, N.A.
                       First NBC Credit Card Master Trust
                                  Series 1997-1

                     For the May 10, 2000 Determination Date
                           For the 33rd Monthly Period

 The undersigned, a duly authorized representative of First USA Bank, N.A., (the "Bank"), pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 1997 by and between the Bank, as successor Transferor and Servicer to Bank One Louisiana, N.A. (as successor to the First National Bank of Commerce ("First NBC")) and The First National Bank of Chicago, as Trustee, does hereby certify as follows:

     1 Capitalized terms used in this Certificate have their respective meanings as set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

     2    First USA Bank, N.A. is Servicer under the Pooling and Servicing
          Agreement.

     3    The undersigned is a Servicing Officer.

     4 The date of this Certificate is May 10, 2000, which is a Determination Date under the Pooling and Servicing Agreement.

     5 The aggregate amount of Collections processed during the preceding Monthly Period [equal to 5(a) plus 5(b)] was $120,318,835

          (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period the Collections of Finance Charge Receivables $13,432,216

          (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period the Collections of Principal Receivables was $106,886,619

     6 The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was $917,938,610

     7 Included is an authentic copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

     8 To the knowledge of the undersigned, there are no liens on any Receivables in the Trust except as described below:

          None.

     9 The amount, if any, by which the sum of the balance of the Excess Funding Account and the Aggregate Principal Receivables exceeds the Minimum Aggregate Principal Receivables required to be maintained pursuant to the Pooling and Servicing Agreement, is equal to $202,263,760

     10 The amount, if any, of the withdrawal of the Specified Deposit from the Finance Charge Account required to be made by the Trustee pursuant to subsection 4.3(a) of the Pooling and Servicing Agreement on the related Transfer Date is $0.00

 Monthly Servicer's Certificate
 Page 2 (all amounts in dollars except percentages)

     11  Monthly Period Trust Activity
     (a) Trust Activity                                                         Total Trust
        =====================================================               ==================

         Beginning Aggregate Principal Receivables                                910,114,995
         Beginning Excess Funding Account Balance                                           0
         Beginning Total Principal Balance                                        910,114,995
         Collections of Finance Charge Receivables                                 13,432,216
         Discount Percentage                                                                0
         Discount Option Receivables Collections                                            0
         Net Recoveries                                                                     0
         Total  Collections of Finance Charge Receivables                          13,432,216
         Total Collections of Principal Receivables                               106,886,619
         Net Default Amount                                                         3,161,271
         Minimum Aggregate Principal Receivables Balance                          700,000,000
         Ending Aggregate Principal Receivables                                   902,263,760
         Ending Excess Funding Account Balance                                              0
         Ending Total Principal Balance                                           902,263,760

     (b) Series Allocations                                                      Series 1997-1    Series 1998-1        All Series
        =====================================================            ==========================================================
         Group Number                                                                       1                 2
         Investor Interest                                                        300,000,000       400,000,000        700,000,000
         Adjusted Investor Interest                                               300,000,000       400,000,000        700,000,000
         Principal Funding Account Balance                                                  0                 0                  0
         Minimum Transferor Interest                                                                                    63,158,463

     (c) Group I Allocations                                                     Series 1997-1      Total Group I
        =====================================================            =========================================
         Investor Finance Charge Collections                                        4,427,643         4,427,643
         Investor Monthly Interest                                                  1,543,134         1,543,134
         Investor Monthly Fees (Servicing Fee)                                        375,000           375,000
         Investor Default Amounts                                                   1,042,046         1,042,046
         Investor Additional Amounts                                                        0                 0
         Total                                                                      2,960,180         2,960,180
         Reallocated Investor Finance Charge Collections                            4,427,643         4,427,643
         Available Excess                                                           1,467,464         1,467,464

     12  Series 1997-1 Certificates
                                                                                     Series 1997-1      All Other     Transferor's
     (a) Investor/Transferor Allocations                               Trust           Interest          Series         Interest
        ==========================================================================================================================
         Beginning Investor/Transferor Amounts                      910,114,995       300,000,000     400,000,000     210,114,995
         Beginning Adjusted Investor Interest                       910,114,995       300,000,000     400,000,000
         Floating Investor Percentage                                100.00000%        32.962868%      43.950490%
         Fixed Investor Percentage                                     0.00000%          0.00000%        0.00000%
         Collections of Finance Chg. Receivables                     13,432,216         4,427,643       5,903,525
         Collections of Principal Receivables                       106,886,619        35,232,895      46,977,193
         Net Default Amount                                           3,161,271         1,042,046       1,389,394

         Ending Investor/Transferor Amounts                         902,263,760       300,000,000     400,000,000     202,263,760

 Monthly Servicer's Certificate
 Page 3 (all amounts in dollars except percentages)


                                                                                                 Collateral
     (b) Monthly Period Funding Requirements                 Class A              Class B          Interest            Total
        =========================================================================================================================
         Principal Funding Account                                 0                      0                 0                  0
         Principal Funding Investment Proceeds                     0                      0                 0                  0
         Withdrawal from Reserve Account                           0                      0                 0                  0
         Available Reserve Account Amount                          0                      0                 0                  0
         Required Reserve Account Amount                           0                      0                 0                  0

         Coupon                                             6.15000%               6.35000%          6.73000%           6.17254%
         Floating Investor Percentage                      28.51288%               2.30740%          2.14259%          32.96287%
         Fixed Investor Percentage                                 0                      0                 0                  0
         Investor Monthly Interest                         1,329,938                111,125           102,072          1,543,134
         Overdue Monthly Interest                                  0                      0                 0                  0
         Additional Interest                                       0                      0                 0                  0
                 Total Interest Due                        1,329,938                111,125           102,072          1,543,134
         Investor Default Amounts                            901,369                 72,943            67,733          1,042,046
         Investor Monthly Fees                               324,375                 26,250            24,375            375,000
         Investor Additional Amounts                               0                      0                 0                  0
                 Total Due                                 2,555,682                210,318           194,180          2,960,180

                                                                                                 Collateral
     (c) Certificates - Balances and Distributions         Class A               Class B           Interest            Total
        =========================================================================================================================
         Beginning Investor Interest                     259,500,000             21,000,000        19,500,000        300,000,000
         Monthly Principal-Prin. Funding Account                   0                      0                 0                  0
         Principal Payments                                        0                      0                 0                  0
         Interest Payments                                 1,329,938                111,125           102,072          1,543,134
         Total Payments                                    1,329,938                111,125           102,072          1,543,134
         Ending Investor Interest                        259,500,000             21,000,000        19,500,000        300,000,000

     (d) Information regarding Payments in respect of the Class A Certificates
           (per $1,000 original certificate principal amount)
         1.  Total Payment                                                                                5.125000
         2.  Amount of Payment in respect of Class A Monthly Interest                                     5.125000
         3.  Amount of Payment in respect of Class A Overdue Monthly Interest                                    0
         4.  Amount of Payment in respect of Class A Additional Interest                                         0
         5.  Amount of Payment in respect of Class A Principal                                                   0

     (e) Class A Investor Charge-Offs/Reimbursement of Class A Investor
           Charge-Offs
         1.  Total amount of Class A Investor Charge-Offs                                                        0
         2.  Amount of Class A Investor Charge-Offs per $1,000 original certificate
              principal amount                                                                                   0
         3.  Total amount reimbursed in respect of Class A Investor Charge-Offs                                  0
         4.  Amount reimbursed in respect of Class A Investor Charge-Offs per $1,000 original
              principal amount                                                                                   0
         5.  The amount, if any, by which the outstanding Principal Balance of the Class A
              Certificates exceeds the Class A Adjusted Investor Interest after giving effect to all
              transactions on such Distribution Date                                                             0

     (f) Information regarding Payments in respect of the Class B Certificates
           (per $1,000 original certificate principal amount)
         1.  Total Payment                                                                                5.291667
         2.  Amount of Payment in respect of Class B Monthly Interest                                     5.291667
         3.  Amount of Payment in respect of Class B Overdue Monthly Interest                                    0
         4.  Amount of Payment in respect of Class B Additional Interest                                         0
         5.  Amount of Payment in respect of Class B Principal                                                   0

 Monthly Servicer's Certificate
 Page 4  (all amounts in dollars except percentages)

     (g) Amount of reductions in Class B Investor Interest pursuant to clauses
         (c), (d) and (e) of the definition of Class B Investor Interest
         1.  Amount of reductions in Class B Investor Interest                                                     0
         2.  Amount of reductions in Class B Investor Interest per $1,000 original certificate
              principal amount                                                                                     0
         3.  Total amount reimbursed in respect of reductions of Class B Investor Interest                         0
         4.  Amount reimbursed in respect of reductions of Class B Investor Interest per
              $1,000 original certificate principal amount                                                         0
         5.  The amount, if any, by which the outstanding Principal Balance of the Class B
              Certificates exceeds the Class B Investor Interest after giving effect to all
              transactions on such Distribution Date                                                               0

     (h) Information regarding Distribution in respect of the Collateral Interest
         1.  Total distribution                                                                             5.234444
         2.  Amount of distribution in respect of Collateral Monthly Interest                               5.234444
         3.  Amount of distribution in respect of Collateral Overdue Interest                                      0
         4.  Amount of distribution in respect of Collateral Monthly Principal                                     0

     (i) Amount of reductions in Collateral Interest pursuant to clauses (c), (d) and (e)
           of the definition of Collateral Interest
         1.  Amount of reductions in Collateral Interest                                                           0
         2.  Total amount reimbursed in respect of reductions of Collateral Interest                               0

     (j) Application of Reallocated Investor Finance Charge Collections
         1.  Class A Available Funds                                                                       3,829,912

              a.  Class A Monthly Interest                                                                 1,329,938
              b.  Class A Overdue Monthly Interest                                                                 0
              c.  Class A Additional Interest                                                                      0
              d.  Class A Servicing Fee                                                                      324,375
              e.  Class A Investor Default Amount                                                            901,369
              f.  Excess Spread                                                                            1,274,230

         2.  Class B Available Funds                                                                         309,935

              a.  Class B Monthly Interest                                                                   111,125
              b.  Class B Overdue Monthly Interest                                                                 0
              c.  Class B Additional Interest                                                                      0
              d.  Class B Servicing Fee                                                                       26,250
              e.  Excess Spread                                                                              172,560

         3.  Collateral Holder Available Funds                                                               287,797
              a.  Excess Spread                                                                              287,797

         4.  Total Excess Spread                                                                           1,734,586

 Monthly Servicer's Certificate
 Page 5  (all amounts in dollars except percentages)


     (k) Application of Excess Spread and Excess Finance Charge Collections Allocated
           to Series 1997-1
          1. Beginning Excess Spread                                                                       1,734,586
          2. Excess Finance Charge Collections                                                                     0
          3. Applied to fund Class A Required Amount                                                               0
          4. Unreimbursed Class A Investor Charge-Offs                                                             0
          5. Applied to fund Class B Required Amount                                                          72,943
          6. Reductions of Class B Investor Interest treated as Available Principal Collections                    0
          7. Applied to Collateral Monthly Interest and unpaid Collateral Monthly Interest                   102,072
          8. Applied to Collateral Interest Servicing Fee and any overdue Collateral
              Interest Servicing Fee                                                                          24,375
          9. Collateral Investor Default Amount treated as Available Principal Collections                    67,733
         10. Reductions of Collateral Interest treated as Available Principal Collections                          0
         11. Deposit to Reserve Account (if required)                                                              0
         12. Applied to other amounts owed to Collateral Interest Holder                                           0
         13. Balance to constitute Excess Finance Charge Collections for other series                      1,467,464

     13  Trust Performance
     (a) Delinquencies
         1.  30-59 days                                                                                   10,077,196
         2.  60-89 days                                                                                    6,345,251
         3.  90 days and over                                                                             13,069,682
         4.  Total 30+ days delinquent                                                                    29,492,129

     (b) Base Rate
              a.  Current Monthly Period                                                                    8.17254%
              b.  Prior Monthly Period                                                                      8.23642%
              c.  Second Prior Monthly Period                                                               8.17172%
     (c) Three Month Average Base Rate                                                                      8.19356%

     (d) Portfolio Yield (gross portfolio yield less net defaults)
              a.  Current Monthly Period                                                                   13.54239%
              b.  Prior Monthly Period                                                                     14.85970%
              c.  Second Prior Monthly Period                                                              14.49696%
     (e) Three Month Average Portfolio Yield                                                               14.29968%

     (f) Excess Spread  Percentage
              a.  Current Monthly Period                                                                    5.86985%
              b.  Prior Monthly Period                                                                      7.12328%
              c.  Second Prior Monthly Period                                                               6.82523%
     (g) Three Month Average Excess Spread Percentage                                                       6.60612%

     (h) Monthly Payment Rate (total collections/beginning aggregate
           principal receivables)                                                                          13.22018%

     (i) Portfolio Adjusted Yield                                                                           5.36985%

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th day of May

                                          First USA Bank, N.A., as Servicer

                                          By: /s/ Tracie Klein
                                             ------------------------
                                          Name:  Tracie Klein
                                          Title: First Vice President

                           MONTHLY HOLDERS' STATEMENT
                              First USA Bank, N.A.

              ---------------------------------------------------
                       First NBC Credit Card Master Trust
                                  Series 1997-1
                                  May 10, 2000

              ---------------------------------------------------

Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1997 by and between First USA Bank, N.A. as successor Transferor and Servicer to Bank One Louisiana, N.A. (as successor to First National Bank of Commerce ("FNBC")), and The First National Bank of Chicago, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997-1 Supplement dated as of August 1, 1997 by and between First USA Bank, N.A. and the Trustee, First USA Bank, N.A., as Servicer, is required to prepare certain information for each Distribution Date regarding current distributions to Certificateholders and the performance of the First NBC Credit Card Master Trust ("the Trust") during the previous period. The information which is required to be prepared with respect to the Distribution of the May 15, 2000 Distribution Date, and with respect to the performance of the TrusApril-00 the Month ending is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

A Series 1997-1 Certificates

   1  Information regarding Payments in respect of the Class A Certificates (per
      $1,000 original certificate principal amount)
      a  Total Payment                                                                                  5.125000
      b  Amount of Payment in respect of Class A Monthly Interest                                       5.125000
      c  Amount of Payment in respect of Class A Overdue Monthly Interest                                    -
      d  Amount of Payment in respect of Class A Additional Interest                                         -
      e  Amount of Payment in respect of Class A Principal                                                   -

   2  Class A Investor Charge-Offs/Reimbursement of Class A Investor Charge-Offs
      a  Total amount of Class A Investor Charge-Offs                                                        -
      b  Amount of Class A Investor Charge-Offs per $1,000 original certificate
         principal amount                                                                                    -
      c  Total amount reimbursed in respect of Class A Investor Charge-Offs                                  -
      d  Amount reimbursed in respect of Class A Investor Charge-Offs per $1,000
         original principal amount                                                                           -
      e  The amount, if any, by which the outstanding Principal Balance of the
         Class A Certificates exceeds the Class A Adjusted Investor Interest
         after giving effect to all transactions on such Distribution Date                                   -

   3  Information regarding Payments in respect of the Class B
      Certificates (per $1,000 original certificate principal amount)
      a  Total Payment                                                                                  5.291667
      b  Amount of Payment in respect of Class B Monthly Interest                                       5.291667
      c  Amount of Payment in respect of Class B Overdue Monthly Interest                                    -
      d  Amount of Payment in respect of Class B Additional Interest                                         -
      e  Amount of Payment in respect of Class B Principal                                                   -

   4  Amount of reductions in Class B Investor Interest pursuant to clauses (c), (d) and (e) of the definition of Class B Investor
      Interest
      a  Amount of reductions in Class B Investor Interest                                                  -
      b  Amount of reductions in Class B Investor Interest per $1,000 original certificate
         principal amount                                                                                   -
      c  Total amount reimbursed in respect of reductions of Class B Investor Interest                      -
      d  Amount reimbursed in respect of reductions of Class B Investor Interest per
         $1,000 original certificate principal amount                                                       -
      e  The amount, if any, by which the outstanding Principal Balance of the Class B
         Certificates exceeds the Class B Investor Interest after giving effect to all
         transactions on such Distribution Date                                                             -

Monthly Holders' Statement
Page 2 (all amounts in dollars except percentages)


   5  Information regarding Distribution in respect of the Collateral Interest
      a  Total distribution                                                                             5.234444
      b  Amount of distribution in respect of Collateral Monthly Interest                               5.234444
      c  Amount of distribution in respect of Collateral Overdue Interest                                  -
      d  Amount of distribution in respect of Collateral Monthly Principal                                 -

   6  Amount of reductions in Collateral Interest pursuant to clauses (c), (d) and (e)
      of the definition of Collateral Interest
      a  Amount of reductions in Collateral Interest                                                      -
      b  Total amount reimbursed in respect of reductions of Collateral Interest                          -

 B Trust Performance
   1  Delinquencies
      a  30-59 days                                                                                   10,077,196
      b  60-89 days                                                                                    6,345,251
      c  90 days and over                                                                             13,069,682
      d  Total 30+ days delinquent                                                                    29,492,129

   2  Base Rate
      a  Current Monthly Period                                                                         8.17254%
      b  Prior Monthly Period                                                                           8.23642%
      c  Second Prior Monthly Period                                                                    8.17172%
   3  Three Month Average Base Rate                                                                     8.19356%

   4  Portfolio Yield (gross portfolio yield less net defaults)
      a  Current Monthly Period                                                                        13.54239%
      b  Prior Monthly Period                                                                          14.85970%
      c  Second Prior Monthly Period                                                                   14.49696%
   5  Three Month Average Portfolio Yield                                                              14.29968%

   6  Excess Spread  Percentage
      a  Current Monthly Period                                                                         5.86985%
      b  Prior Monthly Period                                                                           7.12328%
      c  Second Prior Monthly Period                                                                    6.82523%
   7  Three Month Average Excess Spread Percentage                                                      6.60612%

   8  Monthly Payment Rate (total collections/beginning aggregate
        principal receivables)                                                                         13.22018%

   9  Portfolio Adjusted Yield                                                                          5.36985%


                                      First USA Bank, N.A. as Servicer

                                      By: /s/ Tracie Klein
                                          ----------------------------
                                      Name:  Tracie Klein
                                      Title: First Vice President